Labor and social obligations	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Labor and social obligations
16	Labor and social obligations

(a)	Variable remuneration (bonuses)

The Company recorded bonuses related to variable remuneration of employees and management in cost of sales, selling and administrative expenses in the amount of R$ 4,224, R$ 850 and R$ 618 for the years ended December 31, 2018, 2017, and 2016, respectively.

(b)	Share-based compensation plan

Arco plan

Members of the Company’s management participated in the EAS share-based compensation plan (EAS plan). As a result of Arco’s IPO, the EAS plan migrated to Arco. The Company recognized the new equity instruments granted as replacement equity instruments for the cancelled equity instruments. As a consequence, the Company accounted for the grant of replacement equity instruments as modification of the original granted instruments. The incremental fair value granted is the difference between the fair value of the replaced equity instruments and the net fair value of the granted equity instruments, as of the date the replaced equity instruments were granted.

There were no share options forfeited, exercised and expired under the EAS plan. The Company has accounted for the migration of the plan as all remaining unvested options became vested due to the IPO and, therefore, as of December 31, 2018, all 1,091,039 options under the Arco plan are vested at the exercise price of 11.13 (2017: 848,642 and 2016: 565,762 options under the EAS plan). The share-based compensation reserve was also affected by fair value adjustments at migration and the total impact on the consolidated statement of income (loss) was R$ 59,747.

The following table list the inputs to the model used for the Arco plan:

Dividend yield (%)	2.41
Expected volatility (%)	186.61
Risk-free interest rate (%)	8.01
Expected life of share options (years)	6.00
Weighted average share price (R$)	12.67
Model used	Black & Scholes

All options granted became vested as result of the IPO. As consequence, the full impact of the actual plan has been recorded in the consolidated statement of income (loss) and in the share-based compensation reserve in equity.

International School plan

International School has its own share options plan, approved by its shareholders on August 4, 2017. International School granted 294,735 share options on its own shares in 2017 to selected key executives. The share options plan was designed to attract and retain key executives.

The fair value of the share options was estimated at the grant date using the Black & Scholes pricing model, taking into account the terms and conditions on which the share options were granted.

The share options vest on January 1, 2020 and can be exercised from January 1, 2020 through April 30, 2020. The exercise price of the share options is R$1.37 and is adjusted by the Brazilian General Price Index-Market (“IGP-M”) inflation rate. The Company accounts for the International School Plan as an equity-settled plan.

The following table illustrates the number and movements of share options during 2017:

Number of share options
Outstanding at January 1, 2017	—
Granted	294,735
Forfeited	(141,473)
Exercised	—
Expired	—

Outstanding at December 31, 2017	153,262

There were no share options granted, forfeited, exercised and expired in the year ended December 31, 2018.

The compensation expense recognized for the International School Plan in the statement of income (loss) for the years ended December 31, 2018 and 2017 was R$ 550 and R$ 531, respectively.

The following table details the assumptions used to determine the fair value of the share options under the International School share option plans:

Date of grant	08/04/2017
Dividend yield (%)	0.00%
Expected volatility (%)	380.36%
Risk-free interest rate (%)	8.62%
Expected life of share options (years)	2.74
Weighted average share price (reais) on the grant date	10.65
Model used	Black & Scholes